Q2 2015 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted July 15, 2015 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q2 2015 Long-term Base Fees of $2.458 billion
Long-term Assets Under Management of $4.437 trillion at June 30, 2015
Product Type
Client Type
Style
Region
Alternatives 3%
Alternatives 7%
Multi-asset
9%
Multi-asset
13%
Fixed Income
32%
Fixed Income
24%
Equity
56%
Equity
56%
iShares
24%
iShares
36%
Retail
13%
Retail
34%
Institutional
63%
Institutional
30%
AUM
Base Fees
AUM
Base Fees
Index
42%
Index
11%
iShares
24%
iShares
36%
Asia-Pacific 9%
Asia-Pacific 8%
EMEA
29%
EMEA
28%
Americas
62%
Americas
64%
Active
34%
Active
53%
AUM
Base Fees
AUM
Base Fees
Note: Revenue and AUM by region data is based on client domicile.
1

6%
2%
4%
3%
3%
4%
5%
Long-term net flows ($ in billions)
Total Long-Term
Retail
iShares
Institutional
LTM organic asset growth rate (%)
LTM organic base fee growth rate (%)
7%
2
5%
4%
7%
10%
10%
13%
11%
11%
11%
10%
13%
11%
8%
6%
10%
9%
11%
14%
11%
(2%)
1%
1%
1%
0%
0%
1%
2%
1%
Note: LTM organic asset growth rate measures rolling last twelve months net  flows over beginning of period assets.
4%
7%
5%
5%
8%
6%
6%
7%
6%
$12
$25
$41
$27
$38
$29
$88
$70
($7)
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
$5
$8
$17
$14
$13
$5
$23
$14
$11
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
($1)
$20
$19
$8
$30
$18
$44
$35
$11
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
$8
($3)
$5
$5
($6)
$6
$21
$21
($29)
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income
Operating Margin
Net Income
EPS
3
$722
$672
$851
$762
$837
$890
$821
$830
$838
$4.15
$3.88
$4.92
$4.43
$4.89
$5.21
$4.82
$4.89
$4.96
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
$982
$978
$1,143
$1,062
$1,133
$1,214
$1,154
$1,077
$1,248
41.3%
41.2%
42.7%
41.4%
42.4%
44.2%
43.6%
41.2%
44.9%
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
GAAP
Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP
Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
Share repurchases and weighted average diluted shares
Dividends and Payout Ratios
4
$275
$275
$250
$250
$250
$250
$250
$250
$250
169.1
169.7
170.4
170.8
171.2
171.9
173.0
173.4
173.9
Q2
2015
Q1
2015
Q4
2014
Q3
2014
Q2
2014
Q1
2014
Q4
2013
Q3
2013
Q2
2013
Share Repurchases
Weighted average diluted shares
$1.68
$1.68
$1.68
$1.93
$1.93
$1.93
$1.93
$2.18
$2.18
39%
39%
34%
48%
40%
35%
40%
47%
44%
74%
74%
64%
81%
71%
63%
70%
81%
78%
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio

Major market indices and exchange rates
Spot
% Change
6/30/2015 vs.
Average
% Change
Q2
2015
vs.
6/30/2014
3/31/2015
6/30/2015
3/31/2015
6/30/2014
Q2
2014
Q1 2015
Q2
2015
Q1 2015
Q2
2014
Equity Indices:
Domestic
S&P 500
1,960
2,068
2,063
0%
5%
1,900
2,063
2,102
2%
11%
Global
MSCI Barra World Index
1,743
1,741
1,736
0%
0%
1,698
1,726
1,780
3%
5%
MSCI Europe Index
117
135
129
(4)%
10%
116
128
135
5%
16%
MSCI AC Asia Pacific Index
146
146
146
0%
0%
141
142
151
6%
7%
MSCI Emerging Markets Index
1,051
975
972
0%
(8)%
1,024
969
1,016
5%
(1)%
S&P Global Natural Resources
3,733
3,061
3,057
0%
(18)%
3,612
3,140
3,216
2%
(11)%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index
1,878
1,946
1,913
(2)%
2%
1,862
1,936
1,929
0%
4%
Foreign
Exchange Rates:
GBP to USD
1.71
1.48
1.57
6%
(8)%
1.68
1.51
1.53
1%
(9)%
EUR to USD
1.37
1.07
1.11
4%
(19)%
1.37
1.13
1.11
(2)%
(19)%
Source: Bloomberg
5

Quarterly revenue
Q2
2015
Compared
to
Q2
2014
$127 million
Total Revenue
Q2
2015 Compared to Q1 2015
$182 million
Percentage Change
Year-over-Year
Sequential
Base Fees ex. SL
4%
5%
Securities Lending
5
29
Performance Fees
18
26
Aladdin
14
2
Other BRS
(3)
52
Distribution Fees
(28)
(24)
Other Revenue
(6)
0
Total
5
7
6
Q2
2015
$2,905 million
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue
82%
5%
5%
4%
1%
1%
2%
$2,778
$2,905
$93
$21
$16
$7
($1)
($4)
($5)
$2,723
$2,905
$111
$33
$28
$11
$3
($4)
Q1 2015
Base Fees ex
Sec Lending
Securities
Lending
Performance
Fees
Other BRS
Aladdin
Distribution
fees
Q2 2015
Q2 2014
Q2 2015
Sec Lending
Base Fees ex
Performance
Fees
Aladdin
Securities
Lending
Other BRS
Other
Revenue
Distribution
Fees

Q2 2015: $2,534 million
Q2
2015
Compared
to
Q2
2014
Investment advisory, administration fees and securities lending revenue
$100 million
Q2
2015 Compared to Q1 2015
$144 million
Q2
2014: $2,434 million
7
Q1 2015: $2,390 million
19%
28%
14%
5%
12%
8%
8%
3%
3%
Active Equity
iShares Equity
Active Fixed Income
iShares Fixed Income
Multi-Asset
Alternatives
Non-ETF Index Equity
Non-ETF Index Fixed Income
Cash
18%
29%
15%
5%
12%
7%
8%
3%
3%
17%
29%
16%
5%
13%
7%
7%
3%
3%
$2,390
$2,534
$44
$27
$25
$14
$12
$8
$7
$4
$3
$2,434
$2,534
$51
$41
$16
$16
$7
$3
$1
($4)
($31)
Q2 2014
iShares Active FI
EQ
iShares
FI
Multi-
Asset
Non-ETF
Index
EQ
Cash
Non-ETF
Index FI
Alts
Active
EQ
Q2 2015
Q1 2015
iShares
EQ
Non-ETF
EQ
Active EQ
Active FI
Multi-
Asset
iShares FI
Alts
Non-ETF
FI
Cash
Q2 2015
Quarterly investment advisory, administration fees and securities lending revenue

Quarterly expense
Expense, as adjusted, by category
Q2
2015
Compared
to
Q2
2014,
as
adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (4) in the current earnings release.
$12 million
Q2
2015 Compared to Q1 2015, as adjusted
$11 million
Percentage Change
Year-over-Year
Sequential
Employee Comp. & Benefits
7%
3%
Distribution & Servicing Costs
18
6
Amort. of Deferred Sales Commissions
(14)
(8)
Direct Fund Expense
2
1
General & Administrative
(17)
(8)
Amortization of Intangibles
(15)
0
Total
1
1
8
Q2
2015
$1,657 million
60%
6%
1%
12%
19%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles
Q2 2014
G&A
Amort-
Intang
assets
Amort
-
Def
Sales Comm
Direct Fund
Distribution
& Servicing
Comp &
Benefits
Q2 2015
Q1 2015
G&A
Amort
-
Def
Sales Comm
Direct Fund
Distribution
& Servicing
Comp &
Benefits
Q2 2015
$1,645
$1,657
($2)
$4
$16
$65
($65)
($6)
$1,646
($27)
($1)
$2
$6
$31
$1,657

2013
2014
2015
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Operating Income
GAAP
$849
$966
$1,133
$1,051
$1,122
$1,157
$1,144
$1,067
$1,238
Non-GAAP
adjustments
133
12
10
11
11
57
10
10
10
As Adjusted
$982
$978
$1,143
$1,062
$1,133
$1,214
$1,154
$1,077
$1,248
Nonoperating Income
(Expense)
GAAP
$69
($18)
$24
$17
$16
($52)
($60)
$16
($41)
Non-GAAP
adjustments
(57)
(3)
(11)
9
(36)
44
6
(5)
(9)
As Adjusted
$12
($21)
$13
$26
($20)
($8)
($54)
$11
($50)
Net
Income
GAAP
$729
$730
$841
$756
$808
$917
$813
$822
$819
Non-GAAP
adjustments
(7)
(58)
10
6
29
(27)
8
8
19
As Adjusted
$722
$672
$851
$762
$837
$890
$821
$830
$838
Reconciliation between GAAP and as adjusted ($ in millions)
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
9
Note: During the second quarter of 2015, the Company adopted new accounting guidance on consolidations effective January 1, 2015 using the modified retrospective method.   Upon adoption, the Company
recorded a change to total nonoperating income (expense) with an equal and offsetting change to noncontrolling interests for the three months ended March 31, 2015.  There was no impact to net income attributable to BlackRock, Inc. or to BlackRock’s earnings per share.
Non-GAAP adjustments include amounts related to the reduction of an indemnification asset, the PennyMac Charitable Contribution, PNC LTIP funding obligation, compensation related to appreciation
(depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.

Important Notes
This
presentation,
and
other
statements
that
BlackRock,
Inc.
(“BlackRock”)
may
make,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act,
with
respect
to
BlackRock’s
future
financial
or
business
performance,
strategies
or
expectations.
Forward-
looking
statements
are
typically
identified
by
words
or
phrases
such
as
“trend,”
“potential,”
“opportunity,”
“pipeline,”
“believe,”
“comfortable,”
“expect,”
“anticipate,”
“current,”
“intention,”
“estimate,”
“position,”
“assume,”
“outlook,”
“continue,”
“remain,”
“maintain,”
“sustain,”
“seek,”
“achieve,”
and
similar
expressions,
or
future
or
conditional
verbs
such
as
“will,”
“would,”
“should,”
“could,”
“may”
and
similar
expressions.
BlackRock
cautions
that
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-
looking
statements
speak
only
as
of
the
date
they
are
made,
and
BlackRock
assumes
no
duty
to
and
does
not
undertake
to
update
forward-looking
statements.
Actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
and
future
results
could
differ
materially
from
historical
performance.
In
addition
to
risk
factors
previously
disclosed
in
BlackRock’s
Securities
and
Exchange
Commission
reports
and
those
identified
elsewhere
in
this
presentation,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
(1)
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives
and
strategies;
(2)
changes
and
volatility
in
political,
economic
or
industry
conditions,
the
interest
rate
environment,
foreign
exchange
rates
or
financial
and
capital
markets,
which
could
result
in
changes
in
demand
for
products
or
services
or
in
the
value
of
assets
under
management;
(3)
the
relative
and
absolute
investment
performance
of
BlackRock’s
investment
products;
(4)
the
impact
of
increased
competition;
(5)
the
impact
of
future
acquisitions
or
divestitures;
(6)
the
unfavorable
resolution
of
legal
proceedings;
(7)
the
extent
and
timing
of
any
share
repurchases;
(8)
the
impact,
extent
and
timing
of
technological
changes
and
the
adequacy
of
intellectual
property,
information
and
cyber
security
protection;
(9)
the
impact
of
legislative
and
regulatory
actions
and
reforms,
including
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act,
and
regulatory,
supervisory
or
enforcement
actions
of
government
agencies
relating
to
BlackRock
or
The
PNC
Financial
Services
Group,
Inc.;
(10)
terrorist
activities,
international
hostilities
and
natural
disasters,
which
may
adversely
affect
the
general
economy,
domestic
and
local
financial
and
capital
markets,
specific
industries
or
BlackRock;
(11)
the
ability
to
attract
and
retain
highly
talented
professionals;
(12)
fluctuations
in
the
carrying
value
of
BlackRock’s
economic
investments;
(13)
the
impact
of
changes
to
tax
legislation,
including
income,
payroll
and
transaction
taxes,
and
taxation
on
products
or
transactions,
which
could
affect
the
value
proposition
to
clients
and,
generally,
the
tax
position
of
BlackRock;
(14)
BlackRock’s
success
in
maintaining
the
distribution
of
its
products;
(15)
the
impact
of
BlackRock
electing
to
provide
support
to
its
products
from
time
to
time
and
any
potential
liabilities
related
to
securities
lending
or
other
indemnification
obligations;
and
(16)
the
impact
of
problems
at
other
financial
institutions
or
the
failure
or
negative
performance
of
products
at
other
financial
institutions.
This
presentation
also
includes
non-GAAP
financial
measures.
You
can
find
our
presentations
on
the
most
directly
comparable
GAAP
financial
measures
calculated
in
accordance
with
GAAP
and
our
reconciliations
on
page
9
of
this
earnings
release
supplement,
our
current
earnings
release
dated
July
15,
2015,
and
BlackRock’s
other
periodic
reports,
which
are
available
on
BlackRock’s
web
site
at
www.blackrock.com.
10